UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2017

LONG ISLAND ICED TEA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

116 Charlotte Avenue, Hicksville, NY 11801

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 302.	Unregistered Sales of Equity Securities.

The information under Item 5.07 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 17, 2017, the Company held an annual meeting of stockholders (the “Annual Meeting”). The proposals considered by the Company’s stockholders at the Annual Meeting and a final tabulation of votes cast for and against each proposal, as well as the number of abstentions and broker non-votes with respect to each proposal, are set forth below:

1. A proposal to elect three members of the Company’s board of directors as Class 1 directors, to hold office until the second succeeding annual meeting and until their respective successors are duly elected and qualified.

Director	For	Withheld	Broker Non-Vote
Edward Hanson	4,049,368	7,741	559,608
Kerry Kennedy	4,041,184	15,925	559,608
Richard Y. Roberts	4,050,538	6,571	559,608

Based on the results set forth above, the Company’s stockholders elected Messrs. Hanson and Roberts and Ms. Kennedy as directors.

2. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2016.

For	Against	Abstain	Broker Non-Vote
4,605,766	4,916	0	0

Based on the results set forth above, the Company’s stockholders ratified the appointment of Marcum LLP.

3. A proposal to approve certain compensatory arrangements with Julian Davidson, the Company’s Executive Chairman, providing for the grant of stock options to him.

For	Against	Abstain	Broker Non-Vote
4,033,088	22,866	1,155	559,608

As previously disclosed, the Company is party to a consulting agreement with Mr. Davidson. Under the consulting agreement, Mr. Davidson received stock options to purchase 286,744 shares of the Company’s common stock. In addition, if the Company completes an equity raise with gross proceeds of at least $3,000,000, then the Company will issue to Mr. Davidson stock options to purchase an additional 71,686 shares of the Company’s common stock. Based on the results set forth above, the Company’s stockholders approved these arrangements under the consulting agreement. A fuller description of the arrangements is set forth on pages 8 to 10 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 15, 2016 (the “Proxy Statement”), which description is incorporated herein by reference. The description of the material terms and conditions of the consulting agreement set forth above and incorporated by reference herein does not purport to be complete and is qualified in its entirety by reference to the full text of the consulting agreement, which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 5, 2016 and is incorporated herein by reference.

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The issuance of the stock options and the underlying shares of common stock is being made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the sale of securities not involving a public offering.

4. A proposal to approve amendments to the 2015 Plan (i) to increase the number of shares authorized for issuance from 466,667 to 750,000 shares and (ii) to increase the number of shares that may be granted to a single participant in a calendar year from 100,000 shares to 300,000 shares.

For	Against	Abstain	Broker Non-Vote
3,999,819	57,080	210	559,608

Based on the results set forth above, the Company’s stockholders approved the amendments. A fuller description of the 2015 Plan, as amended, is set forth on pages 11 to 18 of the Proxy Statement, which description is incorporated herein by reference. The description of the material terms and conditions of the 2015 Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Plan, which is attached as Annex A to the Proxy Statement and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2017

LONG ISLAND ICED TEA CORP.

By:	/s/ Philip Thomas
Name:	Philip Thomas
Title:	Chief Executive Officer

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